PROXY CARD

                                  EMERALD FUNDS
                              EMERALD BALANCED FUND
                   Special Meeting of Shareholders-May 4, 1998

      The undersigned hereby appoints Martin R. Dean and Hugh J. Fanning (the "Proxies") and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Emerald Funds ("Emerald") to be held at the offices of Emerald, 3435 Stelzer Road, Columbus, Ohio 43219, at 10:00 a.m. (Eastern time), on Monday, May 4, 1998, and at any adjournment or adjournments thereof. The proxies will cast votes according to the number of shares of the Emerald Balanced Fund (the "Fund") which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED MARCH 30, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF EMERALD, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF BOTH PROPOSALS. YOU MAY VOTE BY FAXING THE PROXY BALLOT TO A.D.P. PROXY SERVICES AT (____) __________ OR BY MAILING IT IN THE ENCLOSED POSTAGE PAID ENVELOPE. PLEASE MAKE SURE YOU MARK, SIGN AND DATE YOUR PROXY CARD.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. PROXIES RETURNED WITHOUT ANY SPECIFICATION WILL BE VOTED IN FAVOR OF THE PROPOSALS.

            (1) To ratify and approve an interim investment advisory agreement with Barnett Capital Advisors, Inc., and to ratify and approve an interim investment sub-advisory agreement with Brandes Investment Partners, L.P., for the period from January 9, 1998 forward.

                             |_|YES   |_|NO   |_|ABSTAIN

            (2) To approve an Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, that provides for the transfer of all of the assets and liabilities of the Fund to a corresponding fund of Nations Fund Trust in exchange for shares of a designated class of such Nations fund, and which contemplates the reorganization of Emerald.

                             |_|YES   |_|NO   |_|ABSTAIN

                 THESE PROPOSALS HAVE BEEN PROPOSED BY EMERALD.

      In their discretion, the Proxies, and either of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

                                   _____________________________

                                   _____________________________, 1998

Please sign above exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.


                                                                   (Please Date)

                                   PROXY CARD

                                  EMERALD FUNDS
                               EMERALD EQUITY FUND
                   Special Meeting of Shareholders-May 4, 1998

      The undersigned hereby appoints Martin R. Dean and Hugh J. Fanning (the "Proxies") and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Emerald Funds ("Emerald") to be held at the offices of Emerald, 3435 Stelzer Road, Columbus, Ohio 43219, at 10:00 a.m. (Eastern time), on Monday, May 4, 1998, and at any adjournment or adjournments thereof. The proxies will cast votes according to the number of shares of the Emerald Equity Fund (the "Fund") which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED MARCH 30, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF EMERALD, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF BOTH PROPOSALS. YOU MAY VOTE BY FAXING THE PROXY BALLOT TO A.D.P. PROXY SERVICES AT (____) __________ OR BY MAILING IT IN THE ENCLOSED POSTAGE PAID ENVELOPE. PLEASE MAKE SURE YOU MARK, SIGN AND DATE YOUR PROXY CARD.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. PROXIES RETURNED WITHOUT ANY SPECIFICATION WILL BE VOTED IN FAVOR OF THE PROPOSALS.

            (1) To ratify and approve an interim investment advisory agreement with Barnett Capital Advisors, Inc., for the period from January 9, 1998 forward.

                             |_|YES   |_|NO   |_|ABSTAIN

            (2) To approve an Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, that provides for the transfer of all of the assets and liabilities of the Fund to a corresponding fund of Nations Fund Trust in exchange for shares of a designated class of such Nations fund, and which contemplates the reorganization of Emerald.

                             |_|YES   |_|NO   |_|ABSTAIN

                 THESE PROPOSALS HAVE BEEN PROPOSED BY EMERALD.

      In their discretion, the Proxies, and either of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

                                   _____________________________

                                   _____________________________, 1998

Please sign above exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.


                                                                   (Please Date)

                                   PROXY CARD

                                  EMERALD FUNDS
                            EMERALD EQUITY VALUE FUND
                   Special Meeting of Shareholders-May 4, 1998

      The undersigned hereby appoints Martin R. Dean and Hugh J. Fanning (the "Proxies") and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Emerald Funds ("Emerald") to be held at the offices of Emerald, 3435 Stelzer Road, Columbus, Ohio 43219, at 10:00 a.m. (Eastern time), on Monday, May 4, 1998, and at any adjournment or adjournments thereof. The proxies will cast votes according to the number of shares of the Emerald Equity Value Fund (the "Fund") which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED MARCH 30, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF EMERALD, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF BOTH PROPOSALS. YOU MAY VOTE BY FAXING THE PROXY BALLOT TO A.D.P. PROXY SERVICES AT (____) __________ OR BY MAILING IT IN THE ENCLOSED POSTAGE PAID ENVELOPE. PLEASE MAKE SURE YOU MARK, SIGN AND DATE YOUR PROXY CARD.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. PROXIES RETURNED WITHOUT ANY SPECIFICATION WILL BE VOTED IN FAVOR OF THE PROPOSALS.

            (1) To ratify and approve an interim investment advisory agreement with Barnett Capital Advisors, Inc., for the period from January 9, 1998 forward.

                             |_|YES   |_|NO   |_|ABSTAIN

            (2) To approve an Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, that provides for the transfer of all of the assets and liabilities of the Fund to a corresponding fund of Nations Fund Trust in exchange for shares of a designated class of such Nations fund, and which contemplates the reorganization of Emerald.

                             |_|YES   |_|NO   |_|ABSTAIN

                 THESE PROPOSALS HAVE BEEN PROPOSED BY EMERALD.

      In their discretion, the Proxies, and either of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

                                       _____________________________

                                       _____________________________, 1998

Please sign above exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.


                                                                   (Please Date)

                                   PROXY CARD

                                  EMERALD FUNDS
                         EMERALD FLORIDA TAX-EXEMPT FUND
                   Special Meeting of Shareholders-May 4, 1998

      The undersigned hereby appoints Martin R. Dean and Hugh J. Fanning (the "Proxies") and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Emerald Funds ("Emerald") to be held at the offices of Emerald, 3435 Stelzer Road, Columbus, Ohio 43219, at 10:00 a.m. (Eastern time), on Monday, May 4, 1998, and at any adjournment or adjournments thereof. The proxies will cast votes according to the number of shares of the Emerald Florida Tax-Exempt Fund (the "Fund") which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED MARCH 30, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF EMERALD, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF BOTH PROPOSALS. YOU MAY VOTE BY FAXING THE PROXY BALLOT TO A.D.P. PROXY SERVICES AT (____) __________ OR BY MAILING IT IN THE ENCLOSED POSTAGE PAID ENVELOPE. PLEASE MAKE SURE YOU MARK, SIGN AND DATE YOUR PROXY CARD.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. PROXIES RETURNED WITHOUT ANY SPECIFICATION WILL BE VOTED IN FAVOR OF THE PROPOSALS.

            (1) To ratify and approve an interim investment advisory agreement with Barnett Capital Advisors, Inc., for the period from January 9, 1998 forward.

                             |_|YES   |_|NO   |_|ABSTAIN

            (2) To approve an Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, that provides for the transfer of all of the assets and liabilities of the Fund to a corresponding fund of Nations Fund Trust in exchange for shares of a designated class of such Nations fund, and which contemplates the reorganization of Emerald.

                             |_|YES   |_|NO   |_|ABSTAIN

                 THESE PROPOSALS HAVE BEEN PROPOSED BY EMERALD.

      In their discretion, the Proxies, and either of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

                                      _____________________________

                                      _____________________________, 1998

Please sign above exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.


                                                                   (Please Date)

                                   PROXY CARD

                                  EMERALD FUNDS
                            EMERALD MANAGED BOND FUND
                   Special Meeting of Shareholders-May 4, 1998

      The undersigned hereby appoints Martin R. Dean and Hugh J. Fanning (the "Proxies") and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Emerald Funds ("Emerald") to be held at the offices of Emerald, 3435 Stelzer Road, Columbus, Ohio 43219, at 10:00 a.m. (Eastern time), on Monday, May 4, 1998, and at any adjournment or adjournments thereof. The proxies will cast votes according to the number of shares of the Emerald Managed Bond Fund (the "Fund") which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED MARCH 30, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF EMERALD, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF BOTH PROPOSALS. YOU MAY VOTE BY FAXING THE PROXY BALLOT TO A.D.P. PROXY SERVICES AT (____) __________ OR BY MAILING IT IN THE ENCLOSED POSTAGE PAID ENVELOPE. PLEASE MAKE SURE YOU MARK, SIGN AND DATE YOUR PROXY CARD.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. PROXIES RETURNED WITHOUT ANY SPECIFICATION WILL BE VOTED IN FAVOR OF THE PROPOSALS.

            (1) To ratify and approve an interim investment advisory agreement with Barnett Capital Advisors, Inc., for the period from January 9, 1998 forward.

                             |_|YES   |_|NO   |_|ABSTAIN

            (2) To approve an Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, that provides for the transfer of all of the assets and liabilities of the Fund to a corresponding fund of Nations Fund Trust in exchange for shares of a designated class of such Nations fund, and which contemplates the reorganization of Emerald.

                             |_|YES   |_|NO   |_|ABSTAIN

                 THESE PROPOSALS HAVE BEEN PROPOSED BY EMERALD.

      In their discretion, the Proxies, and either of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

                                      _____________________________

                                      _____________________________, 1998

Please sign above exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.


                                                                   (Please Date)

                                   PROXY CARD

                                  EMERALD FUNDS
                      EMERALD SHORT-TERM FIXED INCOME FUND
                   Special Meeting of Shareholders-May 4, 1998

      The undersigned hereby appoints Martin R. Dean and Hugh J. Fanning (the "Proxies") and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Emerald Funds ("Emerald") to be held at the offices of Emerald, 3435 Stelzer Road, Columbus, Ohio 43219, at 10:00 a.m. (Eastern time), on Monday, May 4, 1998, and at any adjournment or adjournments thereof. The proxies will cast votes according to the number of shares of the Emerald Short-Term Fixed Income Fund (the "Fund") which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED MARCH 30, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF EMERALD, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF BOTH PROPOSALS. YOU MAY VOTE BY FAXING THE PROXY BALLOT TO A.D.P. PROXY SERVICES AT (____) __________ OR BY MAILING IT IN THE ENCLOSED POSTAGE PAID ENVELOPE. PLEASE MAKE SURE YOU MARK, SIGN AND DATE YOUR PROXY CARD.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. PROXIES RETURNED WITHOUT ANY SPECIFICATION WILL BE VOTED IN FAVOR OF THE PROPOSALS.

            (1) To ratify and approve an interim investment advisory agreement with Barnett Capital Advisors, Inc., and to ratify and approve an interim investment sub-advisory agreement with Rodney Square Management Corporation, for the period from January 9, 1998 forward.

                             |_|YES   |_|NO   |_|ABSTAIN

            (2) To approve an Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, that provides for the transfer of all of the assets and liabilities of the Fund to a corresponding fund of Nations Fund Trust in exchange for shares of a designated class of such Nations fund, and which contemplates the reorganization of Emerald.

                             |_|YES   |_|NO   |_|ABSTAIN

                 THESE PROPOSALS HAVE BEEN PROPOSED BY EMERALD.

      In their discretion, the Proxies, and either of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

                                      _____________________________

                                      _____________________________, 1998

Please sign above exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.


                                                                   (Please Date)

                                   PROXY CARD

                                  EMERALD FUNDS
                             EMERALD TAX-EXEMPT FUND
                   Special Meeting of Shareholders-May 4, 1998

      The undersigned hereby appoints Martin R. Dean and Hugh J. Fanning (the "Proxies") and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Emerald Funds ("Emerald") to be held at the offices of Emerald, 3435 Stelzer Road, Columbus, Ohio 43219, at 10:00 a.m. (Eastern time), on Monday, May 4, 1998, and at any adjournment or adjournments thereof. The proxies will cast votes according to the number of shares of the Emerald Tax-Exempt Fund (the "Fund") which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED MARCH 30, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF EMERALD, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF BOTH PROPOSALS. YOU MAY VOTE BY FAXING THE PROXY BALLOT TO A.D.P. PROXY SERVICES AT (____) __________ OR BY MAILING IT IN THE ENCLOSED POSTAGE PAID ENVELOPE. PLEASE MAKE SURE YOU MARK, SIGN AND DATE YOUR PROXY CARD.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. PROXIES RETURNED WITHOUT ANY SPECIFICATION WILL BE VOTED IN FAVOR OF THE PROPOSALS.

            (1) To ratify and approve an interim investment advisory agreement with Barnett Capital Advisors, Inc., and to ratify and approve an interim investment sub-advisory agreement with Rodney Square Management Corporation, for the period from January 9, 1998 forward.

                             |_|YES   |_|NO   |_|ABSTAIN

            (2) To approve an Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, that provides for the transfer of all of the assets and liabilities of the Fund to a corresponding fund of Nations Fund Trust in exchange for shares of a designated class of such Nations fund, and which contemplates the reorganization of Emerald.

                             |_|YES   |_|NO   |_|ABSTAIN

                 THESE PROPOSALS HAVE BEEN PROPOSED BY EMERALD.

      In their discretion, the Proxies, and either of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

                                      _____________________________

                                      _____________________________, 1998

Please sign above exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.


                                                                   (Please Date)